UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41318	90-1133909
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 Calle Iglesia

Unit B

San Clemente, CA 92672

(Address of Principal Executive Offices and Zip Code)

(949) 429-5370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On March 7, 2025, The Marygold Companies, Inc., a Nevada corporation (“Company”), entered into an Equity Distribution Agreement (“Equity Distribution Agreement”) with Maxim Group LLC (“Maxim”), pursuant to which the Company may offer and sell, from time to time in its sole discretion, shares of its common stock, par value $0.001 per share (“Common Stock”), through or to Maxim, as sales agent or principal. The offer and sale, if any, of shares of Common Stock under the Equity Distribution Agreement will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283898) (“Shelf Registration Statement”) which was filed with the Securities and Exchange Commission (“SEC”) on December 18, 2024, and became effective on December 27, 2024, the base prospectus included therein (“Base Prospectus”), and a prospectus supplement that was filed by the Company with the SEC on March 7, 2025 (“ATM Prospectus Supplement;” Base Prospectus and ATM Prospectus Supplement, “Prospectus”). Pursuant to the terms of the Equity Distribution Agreement, the Company may offer and sell shares of its Common Stock from time to time through or to Maxim, as sales agent or principal, having an aggregate offering price of up to $4,650,000. The Equity Distribution Agreement also requires until May 28, 2025, the date of the expiration of the standstill period in our underwriting agreement with Maxim for our recent underwritten public offering, sales of the Common Stock be made at a minimum price per share of $1.50 unless, at any time, Maxim and the Company mutually agree upon a lower minimum price per share (the “Minimum Price”).

Under the Equity Distribution Agreement, Maxim may sell shares of the Company’s Common Stock by any method permitted that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (“Securities Act”), including sales made directly or through the NYSE American LLC or any other existing trading market in the United States for the Company’s Common Stock, to or through a market maker, in privately negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or any other method permitted by law, subject to the Minimum Price.

The Company is not obligated to sell any shares under the Equity Distribution Agreement. The timing and amount of any sales of the Company’s shares will depend on a number of factors to be determined by the Company. Each time the Company wishes to issue and sell shares under the Equity Distribution Agreement, the Company will deliver to Maxim a placement notice setting forth the number of shares to be issued and sold, the dates on which such sales may be made, the limitation on the number of shares to be sold in any one day, and any minimum price below which sales may not be made. Unless Maxim declines to accept the terms of such placement notice, subject to the terms and conditions of the Equity Distribution Agreement, Maxim has agreed to use its commercially reasonable efforts consistent with its normal trading practices to sell such shares up to the amount specified in such placement notice.

The Company will pay Maxim in cash a commission equal to 3.00% of the aggregate gross proceeds from such sale of shares, reimburse certain legal fees and disbursements, and provide Maxim with customary indemnification and contribution against certain liabilities under the Securities Act. The Equity Distribution Agreement also includes customary representations, warranties and covenants including that both parties agree their entry into the Equity Distribution Agreement represents a waiver of the Company Standstill Period in Section 4(a)(xiii) of the Underwriting Agreement by and between the Agent and the Company, dated January 26, 2025, as defined therein.

The Equity Distribution Agreement will automatically terminate upon the earlier of the sale of all of the shares under the Equity Distribution Agreement or twelve months from the date of the Equity Distribution Agreement. In addition, the Equity Distribution may be terminated by the Company upon ten (10) days’ prior written notice to Maxim. Maxim may terminate the Equity Distribution Agreement if, in its sole discretion, it is not satisfied with the results of its and its representatives review of the Company and the Company’s business.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

A copy of the opinion of Somertons, PLLC, Washington, D.C., relating to the legality of the issuance of the shares pursuant to the Equity Distribution Agreement and the Prospectus is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated March 7, 2025, between The Marygold Companies, Inc., and Maxim Group LLC
5.1	Opinion of Somertons, PLLC
23.1	Consent of Somertons, PLLC (contained in Exhibit 5.1
104	Cover Page Interactive Data File (embedded within inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “may,” “will,” “should,” “would,” “shall,” “might,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continues” or the negative of these words or other similar terms or expressions that concern our expectations, strategies, plans, or intentions and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2025	THE MARYGOLD COMPANIES, INC.

	By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Chief Executive Officer (Principal Executive Officer)